Exhibit 10.22(c)

LENDERS’ CONSENT AND

MODIFICATION OF CREDIT AGREEMENT

THIS LENDERS’ CONSENT AND MODIFICATION OF CREDIT AGREEMENT (“Modification”) is made as of the 31st day of March, 2004, by and between SOUTHTRUST BANK, an Alabama banking corporation, formerly known as SouthTrust Bank, National Association acting as a Lender and as Administrative Agent and Funding Agent (collectively “Agent”) pursuant to the Credit Agreement (defined below), WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, formerly known as First Union National Bank, a national banking association, acting as a lender, NATIONAL CITY BANK, NATIONAL ASSOCIATION, a national banking association, acting as a lender, and SUNTRUST BANK, a Georgia corporation, formerly known as SunTrust Bank, South Florida, N.A., a national banking association acting as a lender (collectively the “Lenders”), and TODHUNTER INTERNATIONAL, INC., a Delaware corporation (the “Borrower”), joined by TODHUNTER FINANCE COMPANY, a Delaware corporation.

W I T N E S S E T H:

WHEREAS,  Agent, Lenders and Borrower are parties to an Amended and Restated Credit Agreement dated October 19, 2001 as amended by Modification of Credit Agreement dated May 14, 2003 (the “Credit Agreement”) and that certain Waiver of Defaults under Credit Agreement dated as of January 1, 2003 (“Waiver”) in connection with Revolving Loans, Term Loans and Letters of Credit made available by Lenders to Borrower thereunder; and

WHEREAS, Borrower desires to improve its financial position through a series of transactions that entail, among other things, the creation of two subsidiary corporations – one a Foreign Subsidiary (Todhunter (Barbados) SRL, a Barbados company) and one a Domestic Subsidiary (Todhunter Finance Company, a Delaware corporation) – and acceptance of an $18,000,000.00 loan from Todhunter Finance Company, all as more particularly described in letter dated March 9, 2004 from McGladrey & Pullen, LLP, to Ezra Shashoua, Chief Financial Officer for Borrower (the “Borrower’s Transactions”); and

WHEREAS, certain aspects of the Borrower’s Transactions require the consent of Required Lenders under the Credit Agreement and other aspects of the Borrower’s Transactions conflict with certain Borrower’s covenants in the Credit Agreement; and

WHEREAS, the undersigned Lenders hold a sufficient percentage of the total Commitments to comprise the Required Lenders.

NOW, THEREFORE, in consideration of mutual promises and covenants of this Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lenders, Agent and Borrower agree as follows:

1.             Recitals.  The foregoing recitals are true and correct and by this reference are made a material part of this Agreement.  All capitalized terms used herein shall have the meaning ascribed to them in the Credit Agreement unless the context shall require otherwise.

2.             Revolving Commitment Amount.  The parties acknowledge that Borrower has given Agent effective notice to reduce permanently the amount of the Revolving Commitment to $15,000,000.00 in accordance with Section 2.12 of the Credit Agreement and that the Revolving Commitment is thus permanently reduced as of April 2, 2004.

3.             Creation of Subsidiaries.  Notwithstanding Borrower’s covenants in Section 10.09 of the Credit Agreement, Lenders consent to Borrower’s creation of Todhunter (Barbados) SRL as a Foreign Subsidiary and Todhunter Finance Company as a Domestic Subsidiary for purposes of performing the Borrower’s Transactions.

4.             Indebtedness to Domestic Subsidiary.  Notwithstanding Borrower’s covenants in Section 10.01 of the Credit Agreement, Lenders hereby consent to Borrower’s incurring indebtedness in favor of Todhunter Finance Company on the terms of the Promissory Note attached hereto as Exhibit ”A”, for as long as Todhunter Finance Company remains a Subsidiary and provided that Todhunter Finance Company subordinates any and all claims against Borrower with respect to such indebtedness to the Obligations, subject only to regularly scheduled payments of principal and interest under said Promissory Note as long as there exists no default with respect to the Obligations.  Todhunter Finance Company joins in this Agreement for the sole purpose of unconditionally subordinating any and all claims against Borrower with respect to such indebtedness to the Obligations, subject to the aforementioned right to receive regularly scheduled payments as long as Borrower is not in default with respect to the Obligations.  Lenders’ consent to Borrower’s incurring such indebtedness is hereby given notwithstanding any covenants of Borrower to the contrary in Section 10.08 or Section 10.10.

5.             Pledge of Foreign Subsidiary Stock.  The foregoing Lenders’ consent to the Borrower’s Transactions is further conditioned upon Borrower and/or the appropriate Subsidiary pledging the required percentage of the Voting Securities of Todhunter (Barbados) SRL to the Agent for the benefit of the Agent and Lenders pursuant to Section 5.01 of the Credit Agreement.  Borrower and/or the appropriate Subsidiaries shall evidence such pledge by an amendment to the Pledge Agreement dated October 19, 2001 (the “Pledge Agreement”) and such pledge shall be perfected by delivery to the Agent of the requisite Stock Certificates, as defined and described in the Pledge Agreement, together with blank stock powers. Such original Stock Certificates shall be delivered to Lender within sixty (60) days from the execution hereof. Borrower warrants and represents to Lender, recognizing that Lender is relying on such in entering into this Modification, that there are no shareholder agreements or other agreements granting any rights of approval, consent, management or control to the holder of any non-Voting Securities of Todhunter (Barbados) SRL.

6.             Modification of Credit Agreement.  To the extent necessary to allow the Borrower’s Transactions specifically described in this Agreement, the Credit Agreement shall be deemed amended, provided, however, that such approvals and amendment shall apply only to the Borrower’s Transactions and that any similar transactions in the future shall require additional approval of Required Lenders.

7.             Warranty.  Borrower hereby warrants and represents to Lenders that, since the date of the Modification of Credit Agreement, Borrower has been and is in compliance with all provisions of the Credit Agreement and all other Loan Documents and that no default or Event of Default has occurred thereunder nor has any event occurred or failed to occur which with the passage of time or the giving of notice or both would comprise such a Default or Event of Default.

8.             Ratifications.  Borrower hereby ratifies and confirms each of its obligations and indebtedness under the Credit Agreement and each of the other Loan Documents, as amended hereby, and hereby represents and warrants to Lenders and Agent that Borrower neither has nor claims any defenses, counterclaims or offsets to any such obligations or indebtedness.

9.             Fees.  The effectiveness of this Agreement and the amendments contemplated herein are expressly conditioned upon the payment by Borrower to Agent for the prorata benefit of Lenders a fee of $25,000.00 and reimbursement by Borrower of all reasonable attorneys’ fees and expenses of Lender and Agent incurred in connection with this Agreement.

10.           Miscellaneous.

(a)  This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.  Paragraph headings used herein are for convenience only and shall not be used to interpret any term hereof.  The Credit Agreement shall continue in full force and effect as modified by this Agreement.  In the event the terms of this Agreement conflict with the terms of the  Credit Agreement, the terms of this Agreement shall control.

(b)  This Agreement constitutes the entire agreement among the parties hereto and supersedes all prior agreements, understandings, negotiations and discussions, both written and oral among the parties hereto with respect to the subject matter hereof, all of which prior agreements, understanding, negotiations and discussions, both written and oral, are merged into this Agreement.  All provisions of the Credit Agreement and each of the other Loan Documents shall remain in full force and effect as modified by this Agreement.  Without limiting the generality of any of the provisions of this Agreement, nothing herein or in any instrument or agreement shall be deemed or construed to constitute a novation, satisfaction or refinancing of all or any portion of the Loan or in any manner affect or impair the lien or priority of the Credit Agreement or any of the Loan Documents as amended hereby.

(c)  This Agreement may be executed in any number of counterparts with each executed counterpart constituting an original, but altogether constituting but one and the same instrument.

(d)  This Agreement shall be binding upon and inure to the benefit of Borrower, Agent and Lenders and their respective heirs, legal representatives, executors, successors and assigns.

11.           RELEASE.  IN CONSIDERATION OF THE ACCOMMODATIONS PROVIDED HEREIN, BORROWER HEREBY UNCONDITIONALLY IRREVOCABLY AND FOREVER RELEASES, ACQUITS AND DISCHARGES LENDERS AND EACH OF LENDERS’ RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND

COUNSEL FROM ANY AND ALL CLAIMS, DEMANDS AND CAUSES OF ACTION THAT ANY OF THEM HAD, NOW HAS OR MAY IN THE FUTURE HAVE AGAINST ANY ONE OR MORE OF THE LENDERS OR ANY ONE OR MORE OF LENDERS’ OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR COUNSEL FOR THE ACTS OR OMISSIONS OF ANY OF THE FOREGOING PARTIES FROM THE BEGINNING OF TIME THROUGH, TO AND INCLUDING THE DATE OF THE EFFECTIVENESS OF THIS AGREEMENT, WHICH RELATED TO ANY CLAIMS ARISING OUT OF OR CONNECTED IN ANY MANNER WITH THE TRANSACTIONS CONTEMPLATED HEREIN OR IN THE CREDIT AGREEMENT AS AMENDED HEREBY OR ANY OTHER LOAN DOCUMENTS AS THE SAME MAY BE AMENDED HEREBY, AS THE CASE MAY BE.

12.           WAIVER OF JURY TRIAL.  BORROWER, AGENT AND LENDERS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY AGREEMENT EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS, (WHETHER VERBAL OR WRITTEN) OR ACTIONS BY ANY PARTY.  THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDERS’ ENTERING INTO THIS AGREEMENT AND MAKING ANY LOAN, ADVANCE OR OTHER EXTENSION OF CREDIT TO BORROWER.  FURTHER, BORROWER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF LENDERS, NOR THE AGENT OR ANY OF AGENT’S COUNSEL OR LENDERS’ COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT AGENT OR ANY OF AGENT’S COUNSEL OR LENDERS WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.  NO REPRESENTATIVE OR AGENT OF LENDERS, NOR AGENT OR ANY OF AGENT’S COUNSEL OR LENDERS’ COUNSEL HAS THE AUTHORITY TO WAIVE, CONDITION, OR MODIFY THIS PROVISION.

IN WITNESS WHEREOF, Borrower, Agent and Lenders have caused this agreement to be effective as of the day and year set forth above.

WITNESSES:		BORROWER:

TODHUNTER INTERNATIONAL, INC., a Delaware corporation

By:	/s/ Thomas E. Streit	By:	/s/ Ezra Shashoua
By:	/s/ Beatrice G. Terrell	Title: Chief Financial Officer & Exec. VP

STATE OF FLORIDA	)
COUNTY OF	)

The foregoing instrument was acknowledged before me this 30th day of March, 2004 by Ezra Shashoua as Exec VP & CFO of Todhunter International, Inc., on behalf of the corporation.  He/She is personally known to me or has produced                        (type of identification) as identification.

/s/: Thomas E. Streit
Notary Public
State of Florida

(Print, Type or Stamp Commissioned Name of Notary Public)

Joined by:

TODHUNTER FINANCE COMPANY, a Delaware company

		By:	/s/ Ezra Shashoua
By:	/s/ Thomas E. Streit	TITLE: Chief Financial Officer & Exec. VP
By:	/s/ Beatrice G. Terrell

STATE OF FLORIDA	)
)
COUNTY OF	)

The foregoing instrument was acknowledged before me this 30th day of March, 2004 by Ezra Shashoua as Vice President of Todhunter Finance Company, on behalf of the company.  He/She is personally known to me or has produced                      (type of identification) as identification.

By:	/s/ Thomas E. Streit
Notary Public
State of Florida

(Print, Type or Stamp Commissioned Name of Notary Public)

WITNESSES:		AGENT:

SOUTHTRUST BANK, an Alabama banking corporation

By:	/s/ Charlotte Whaley	By:	/s/ Tom Turnberger
By:	/s/Linda C. Verdi	Vice President

STATE OF FLORIDA	)
)
COUNTY OF BROWARD	)

The foregoing instrument was acknowledged before me this 29th day of March, 2004 by Tom Turnberger as Vice President of SouthTrust Bank, on behalf of the bank.  He/She is personally known to me or has produced                         (type of identification) as identification.

By:	/s/ Florence Lindley
Notary Public
State of Florida

(Print, Type or Stamp Commissioned Name of Notary Public)

WITNESSES:		LENDERS:

SOUTHTRUST BANK, an Alabama banking corporation

By:	/s/ Charlotte Whaley	By:	/s/ Tom Turnberger
By:	/s/Linda C. Verdi	Vice President

STATE OF FLORIDA	)
)
COUNTY OF BROWARD	)

The foregoing instrument was acknowledged before me this 29th day of March, 2004 by Tom Turnberger as Vice President of SouthTrust Bank, on behalf of the bank.  He/She is personally known to me or has produced                          (type of identification) as identification.

By:	/s/ Florence Lindley
Notary Public
State of Florida

(Print, Type or Stamp Commissioned Name of Notary Public)
WITNESSES:

WITNESSES:		WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Michelle Gerber	By:	/s/ Britton S. Core
By:	/s/ Dena P. Bombard	TITLE: Vice President

STATE OF FLORIDA	)
)
COUNTY OF	)

The foregoing instrument was acknowledged before me this 30th day of March, 2004 by Britton S. Core as Vice President of Wachovia Bank, National Association, on behalf of the bank.  He/She is personally known to me or has produced                       (type of identification) as identification.

By:	/s/ Laura S. Forbes
Notary Public
State of Florida

(Print, Type or Stamp Commissioned Name of Notary Public)

WITNESSES:		SUNTRUST BANK, a Georgia corporation

By:	/s/ Lucy DiGirolamo	By:	/s/ Stephen Hanas
By:	/s/ Andrea L. Dankin	TITLE: Vice President

STATE OF FLORIDA	)
)
COUNTY OF BROWARD	)

The foregoing instrument was acknowledged before me this 29th day of March, 2004 by Stephen Hanas as Vice President of SunTrust Bank, on behalf of the bank.  He/She is personally known to me or has produced                      (type of identification) as identification.

By:	/s/ Wende Littario
Notary Public
State of Florida

(Print, Type or Stamp Commissioned Name of Notary Public)

WITNESSES:		NATIONAL CITY BANK, NATIONAL ASSOCIATION

By:	/s/ Gavin Young	By:	/s/ Daniel R. Raynor
By:	/s/ Michael Moose	Title: Assistant Vice President

STATE OF OHIO	)
)
COUNTY OF LAKE	)

The foregoing instrument was acknowledged before me this 29th day of March, 2004 by Daniel R. Raynor as Vice President of National City Bank, on behalf of the bank.  He/She is personally known to me or has produced                      (type of identification) as identification.

By:	/s/ Ellen M. Brown
Notary Public
State of Ohio

(Print, Type or Stamp Commissioned Name of Notary Public)